UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2011


                           FIRST AMERICAN SILVER CORP.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-157515
                            (Commission File Number)

                                   98-0579157
                        (IRS Employer Identification No.)

                  1135 Terminal Way, Suite 106, Reno, NV, 89502
              (Address of principal executive offices and Zip Code)

                                 (775) 996-0274
               Registrant's telephone number, including area code

       10900 N.E. 4th Street, Suite 2300, Bellevue, Washington, USA, 98004
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; ELECTION OF DIRECTORS

On March 2, 2011, First American Silver Corp., ("we", "us", "our") received resignations from Robert Suda as our President, CEO, CFO, Secretary, Treasurer and Vladislaw Zaychenco as our director. Mr. Suda's and Mr. Zaychenco's resignation were not due to any disagreement with us. Mr. Suda will remain as our director and VP of Exploration.

Also on March 2, 2011, we received a consent to act from Mr. Thomas Menning. Mr. Menning was consequently appointed as our President, CEO, CFO, Secretary, Treasurer and as a member to our board of directors.

THOMAS MENNING  - PRESIDENT, CEO, CFO, SECRETARY, TREASURER AND DIRECTOR

Mr. Menning, 60 years old, has been semi retired for the last eleven years. However, during this time, he did start up two new ventures involved in the mining industry. Canadian American Mining Company, LLC, incorporated on October 25, 1999 and All American Resources LLC, incorporated on May 15, 2011. Since their inception, Mr. Menning has served as the managing partner for both entities and continues to do so to this day. Canadian American Mining Company, LLC was formed for the purpose of holding various long and short-term investments. The company has never had any employees and its' revenues have been driven by mining royalty income, the sale of securities and the sale of real estate assets. All American Resources, LLC was formed for the purpose of acquiring distressed real estate primarily in the State of Nevada. Over time the company has acquired many undeveloped properties, patented mining claims and invested in publicly traded mining companies (primarily through private placements).

We appointed Mr. Menning to our board of directors as well as our President and CEO, due to his experience in the exploration industry.

Our board of directors now consists of Robert Suda and Thomas Menning. Mr. Menning is involved with All American Resources, LLC, with which we recently entered into 3 property rights agreements. Pursuant to these agreements, we issue 300,000 shares of our common stock and paid $30,000 for option rights on various properties. Full details on these agreements can be found in our Form 8-K filed on December 21, 2010. Other than the above, there have been no transactions between our company and Mr. Menning since our last fiscal year which would be required to be reported herein. There are no family relationships among our directors or executive officers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN SILVER CORP.


/s/ Thomas Menning
--------------------------------
Thomas Menning
President, CEO, CFO and Director

Date: March 2, 2011


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